Keefe, Bruyette & Woods

Community Bank Investor Conference

New York, NY

July 29 - 30, 2008

Forward-Looking Statements

Forward-looking statements in this presentation relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation should be read in conjunction with WesBanco's 2007 Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), which is available at the SEC's website www.sec.gov or at WesBanco's website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco's 2007 Annual Report on Form 10-K and first quarter 2008 Form 10-Q filed with the SEC under the section "Risk Factors". Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements. Please refer to WesBanco's 2007 Annual Report on Form 10-K and first quarter 2008 Form 10-Q for further information on these risk factors. WesBanco does not assume any duty to update forward-looking statements.

WesBanco Stock Profile

- NASDAQ Global Stock Market: WSBC
- Market capitalization: $535 million*
- 2008 average daily shares traded: 138,000
- 26.5 million shares; 93% float
- 43% institutional ownership

WesBanco
By all accounts, better.

* Closing price of $20.14 on 7/24/08.

Corporate Profile

- Founded in 1870 in Wheeling, WV
- $5.3 billion in assets
- Over 30 acquisitions in past 25 years
- Three state presence
- 109 full-service banking offices & 148 ATMs
- Trust, securities brokerage, insurance, proprietary mutual fund family

WesBanco Market Areas



Fort Wayne
Defiance
Ottawa
Findlay
Fremont
Bellevue
Tiffin
Fostoria
Norwalk
Elyria
Cuyahoga Falls
Akron
Barberton
Warren
Niles
Youngstown
New Castle
Boardman
Alliance
Canton
Massillon
Wooster
Ashland
Shelby
Mansfield
Galion
Bucyrus
Upper Sandusky
Lima
Van Wert
Decatur
Wapakoneta
Kenton
Marion
Portland
Sidney
Bellefontaine
Millersburg
Mount Vernon
Coshocton
New Philadelphia
Steubenville
Weirton
Pittsburgh
McCandless
Monroeville
McKeesport
West Mifflin
Butler
Kittanning
Indiana
Plum
PENNSYLVANIA
Clarion
Brookville
Punxsutawney
Washington
Uniontown
Waynesburg
Somerset
Yorkville
St. Clairsville
Wheeling
Moundsville
Woodsfield
New Martinsville
Middlebourne
St. Marys
West Union
Cambridge
Zanesville
Newark
Columbus
OHIO
UNITED STATES
Caldwell
McConnelsville
Marietta
Athens
Parkersburg
Logan
Lancaster
Chillicothe
Washington Court House
Wilmington
Hillsboro
Waverly
Wellston
McArthur
Jackson
Pomeroy
Point Pleasant
Gallipolis
Portsmouth
Ironton
Ashland
Huntington
Vanceburg
Flemingsburg
Maysville
West Union
Georgetown
Cincinnati
Hamilton
Fairfield
Middletown
Dayton
Kettering
Beavercreek
Fairborn
Springfield
Huber Heights
Troy
Piqua
Urbana
Winchester
Greenville
Richmond
INDIANA
Cynthiana
Frankfort
Lexington
Nicholasville
Harrodsburg
Danville
Lebanon
Richmond
Berea
Irvine
Beattyville
Stanton
Campton
Frenchburg
Owingsville
Morehead
KENTUCKY
Grayson
Sandy Hook
West Liberty
Salyersville
Jackson
Paintsville
Inez
Louisa
Prestonsburg
Pikeville
Williamson
Logan
Madison
Guyan Terrace
Charleston
South Charleston
Ripley
Spencer
Grantsville
Elizabeth
Harrisville
Glenville
Weston
Sutton
WEST VIRGINIA
Clay
Summersville
Fayetteville
Oak Hill
Beckley
Pineville
Hinton
Shady Spring
Lewisburg
Meadow Bluff
Marlinton
Webster Springs
Glade View
Buckhannon
Elkins
Philippi
Bridgeport
Clarksburg
Fairmont
Kingwood
Morgantown
Oakland
MARYLAND
Parsons
Petersburg
Franklin
Monterey
Staunton
Warm Springs
Clifton Forge
Covington
Lexington
Buena Vista
Union
VIRGINIA

Source: SNL Financial and Microsoft MapPoint

WesBanco
By all accounts, better.

2008 Strategy / Business Plan

- Focus on balance sheet remix strategy; higher-yielding loan products and non interest-bearing DDA.
- Concentrate on efficiency ratio by improving non-interest income and reducing expenses.
- Monitor for credit deterioration.

Balance Sheet Re-Mix Strategy

- Increase non-interest bearing deposit relationships and decrease less profitable single service CD's.
- Adjust loan pricing to increase yields.
- Continue implementation of liquidity strategies to reduce mortgage loans and investment securities to support balance sheet re-mix.
- Use wholesale funding to balance cash flows.

Improve Efficiency Ratio

- Continue to evaluate lower cost alternatives for necessary services and infrastructure.
- Eliminate practices and processes that do not support business strategy.
- Continued improvement will result from the full integration of Oak Hill operations.

Monitor for Credit Deterioration

- Enhance depth and frequency of credit evaluation process including additional professional resources.
- Continue to focus on borrower contact and knowledge of business risks.
- Executive management involved in continual monitoring process.
- Emphasize accountability for all customer relationships.

Wealth Management Profile

- Market value of trust assets $2.9 billion at 6/30/08.
- Currently manage over 5,000 trust relationships.
- 74% of trust assets are under management at 6/30/08.
- Trust contributed $0.20 to earnings per share in 2007.
- Trust revenue for the first six months of 2008 totaled $8.1 million.
  - Revenue generated from WesMark Funds YTD 2008 totaled $2.1 million.

2008 Second Quarter Financial Results

(dollars in thousands)	QTD 6/30/2008	QTD 3/31/2008	% CHG
Net income	$ 11,284	$ 9,503	18.7%
EPS - diluted	$ 0.42	$ 0.36	16.7%
Return on assets	0.87%	0.72%	20.8%
Return on tangible equity	14.48%	12.12%	19.5%
Net interest margin	3.75%	3.48%	7.8%

2008 YTD Financial Results

(dollars in thousands)	YTD 6/30/2008	YTD 6/30/2007	% CHG
Net income	$ 20,787	$ 24,242	(14.3%)
EPS - diluted	$ 0.78	$ 1.15	(32.2%)
Return on assets	0.79%	1.22%	(35.0%)
Return on tangible equity	13.34%	18.46%	(27.8%)
Net interest margin	3.67%	3.52%	4.3%

WesBanco
By all accounts, better.

Composition of Loans



6/30/08
Held for Sale
2%
Commercial &
Industrial
14%
Consumer
9%
Home Equity
6%
Residential
Real Estate
25%
44%
Commercial
Real Estate



6/30/07
Held for Sale
2%
Commercial &
Industrial
13%
Consumer
9%
Home Equity
6%
Residential
Real Estate
31%
39%
Commercial
Real Estate

WesBanco
By all accounts, better.

Commercial Real Estate

Category	$000s Committed	% of Capital	% of CRE
Land & Land Development	$ 85,472	14.6%	5.1%
Residential Development	63,161	10.9%	3.8%
Commercial Construction	119,171	20.4%	7.1%
Subtotal Subject to 100% of Capital Guidelines	267,804	45.9%	16.0%
Investor Owned CRE:			
Residential/Multi-family	309,619	53.1%	18.6%
Retail	72,510	12.4%	4.3%
Office	95,390	16.4%	5.7%
Industrial	26,095	4.4%	1.6%
Lodging	86,520	14.8%	5.2%
Other	217,941	37.4%	13.1%
Subtotal Investor Owned CRE	808,075	138.5%	48.5%
Total Subject to 300% of Capital Guidelines	$1,075,879	184.4%	64.5%
Excluded from Concentration Guidelines:			
Owner Occupied CRE	$593,226	101.7%	35.5%

WesBanco
By all accounts, better.

Note: At 6/30/08, largest CRE loan is $16 million: average loan size approximates $0.3 million

Credit Quality



In thousands
Non-performing assets
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.26%
0.27%
0.49%
0.44%
0.61%
2004
2005
2006
2007
6/30/08
Total non-performing assets
NPA's as a % of total assets



In thousands
Net charge-offs
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
0.60%
0.40%
0.20%
0.00%
0.31%
0.29%
0.23%
0.28%
0.45%
2004
2005
2006
2007
6/30/08
Net charge-offs-annualized
Net charge-offs as a % of loans

WesBanco
By all accounts, better.

Note: June 30, 2008 net charge-off ratio is annualized.

Interest Rate Risk

Change in Interest Rates	Change in Net Interest Income from Base [1] 6/30/2008	12/31/2007
Down 2% Rate Shock	2.88%	4.52%
Down 1% Rate Shock	2.59%	3.54%
Up 2% Rate Ramp	-1.85%	-3.40%
Up 1% Rate Shock	-2.75%	-4.97%
Up 2% Rate Shock	-5.66%	-10.23%

- Recent A/LM strategies focus on becoming less liability sensitive.

WesBanco
By all accounts, better.

[1] For the next 12-month period.

Capital Ratios

	6/30/2008	12/31/2007	% CHG
Tier 1 Leverage	8.54%	8.27%	2.2%
Tangible Equity to Assets	6.29%	5.96%	5.4%
Total Cap to Risk Wtd Assets	12.09%	11.49%	5.2%

Capital ratios continue to improve subsequent to the merger with Oak Hill.

WesBanco / Peer Group – Stock Price Performance

	WesBanco	Median
2002	15.3%	4.7%
2003	22.7%	28.5%
2004	19.6%	14.2%
2005	-1.5%	-4.9%
2006	14.2%	8.2%
2007	-36.0%	-16.5%
2008 YTD*	-14.6%	-14.7%
'02-'08 YTD (1)	4.1%	-3.9%

(1) From 2002 through June 30, 2008 WesBanco has outperformed both the NASDAQ Bank Index and its peers with a 4.1% total return, compared to -3.9% and 2.2%, respectively.

WesBanco
By all accounts, better.

Source: FactSet Research Systems   * YTD through 6/30/08

Peers include select banks from Western Pennsylvania, Ohio, Indiana and West Virginia with total assets between $1 billion and $15 billion.

Dividend Payout Ratio


72%
55%
2002
2005
2008
(annualized)

1) 23 consecutive years of dividend increases.
2) Current dividend yield of approximately 5.6% (at 7/24/08).
3) 19% increase in dividends since 2002.

WesBanco
By all accounts, better.

Key Investor Messages

- Outperformed median peer group in stock price between 2002 and June 30, 2008.
- 23 consecutive years of dividend increases with a current yield of approximately 5.6%.
- Net interest margin shows significant increase YTD.
- Credit deterioration and resulting losses are manageable.
- WesBanco remains a conservatively managed company.
- Minimal exposure to classes of investments and assets that have caused significant losses for financial institutions.